--------------------------------------------------------------------------------

[LOGO] JANUS

--------------------------------------------------------------------------------

     JANUS GLOBAL LIFE SCIENCES FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............    1

          Statement of Assets and Liabilities .........    4

          Statement of Operations .....................    5

          Statement of Changes in Net Assets ..........    6

          Financial Highlights ........................    7

          Notes to Schedule of Investments ............    8

          Notes to Financial Statements ...............    9

          Explanation of Charts and Tables ............   13

          Report of Independent Accountants ...........   15

--------------------------------------------------------------------------------
If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Global Life Sciences Fund (closed to new investors)

[PHOTO]
Thomas Malley
portfolio manager

For the 12-month period ended October 31, 2001, Janus Global Life Sciences Fund declined 24.26%, just ahead of its benchmark, the S&P 500 Index, which was down 24.83%.(1)

While the Fund held up fairly well relative to its benchmark, its overall performance was not where I want it to be. Although we saw rallies in January and April, there was a generally negative sentiment overhanging the market for most of the year. And with the devastating events of September 11, news out of Washington preempted most everything else late in the period. Few companies in the life sciences arena were directly affected by the terrorist attacks, yet stocks in the sector tended to mirror the broader indices, which plunged when trading resumed and then posted a significant recovery by the end of the period.

Many of our biotech holdings lost ground this past year, but, of course, stock performance has little or no direct impact on a company's clinical work. So, as progress continues to be made in areas such as drug treatment and medical device research, we continue to be encouraged by the prospects of many of our holdings.

Andrx Group, which primarily focuses on developing generic versions of brand-name drugs, was hurt by a few developments. First, uncertainty continued over the launch of its generic version of Prilosec, currently a top-selling heartburn treatment made by AstraZeneca. Although Prilosec's patent was set to expire in October, generic plans have been shelved as AstraZeneca has filed numerous legal challenges. Similarly, prospects for Andrx's generic version of Bristol-Myers Squibb's diabetes treatment, Glucophage, stalled in court. In addition, Andrx's management team went through some changes. On the surface, all this may seem like more than enough reason to sell the stock, but we still believe that Andrx retains the right combination of business fundamentals, and that the impact of recent changes on its near-term performance is overshadowed by the company's potential for long-term growth.

Some of our smaller biotech holdings slumped due to an overall flight by investors to larger, more liquid names. Among the laggards were NPS Pharmaceuticals, which has a strong pipeline highlighted by an osteoporosis treatment in late-phase clinical trials; Neurogen, which hired William Koster, a longtime Bristol-Myers Squibb executive, as chief executive officer; and Immunomedics, which reported solid progress in late-phase trials of a lymphoma treatment. Thus, we viewed price drops in these stocks as opportunities to add to our positions.

On a positive note, we saw gains from Baxter International, a medical product and device maker. Baxter experienced solid growth across all of its business lines, plus it bolstered its drug delivery unit with the acquisition of Cook Pharmaceutical Solutions, enhanced its cancer-treatment arm with the purchase of the oncology department of Germany's Degussa AG and received FDA approval to expand capacity at one of its hemophilia treatment production facilities.

Cardiac-device developer, St. Jude, rallied on the strength of its new implantable cardioverter defibrillator line, which topped sales goals. The device helps heart disease patients at risk of sudden cardiac arrest and enhances an already strong portfolio of pacemakers. The company has also developed a product that attaches blood vessels together during heart surgery, a procedure that is more efficient than traditional hand sewing.

Looking ahead, the life sciences area may experience continuing difficulty over the short term. As Congress focuses on terrorism and national security, Medicare drug benefit levels remain static, HMO legislation is on the back burner, and the wait for a new FDA commissioner will be extended.

On a broader scale, however, we believe U.S. healthcare spending will grow at double-digit rates over the next five to 10 years, driven by new technology and an aging population. This steady growth should fuel profits across the healthcare arena and reinforces our confidence in the Fund's positioning for long-term performance.

Regardless of macroeconomic events, our responsibility is to create the right balance of long-term opportunity and ongoing performance throughout the many investment choices within the life sciences sector. Although market volatility and extraneous events can heighten this challenge, we're confident our fundamental analysis will provide us the edge that's necessary to meet this task.

Thank you for your continued investment in Janus Global Life Sciences Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                            Janus Global Life Sciences Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               99.0%               94.9%
  Foreign                                              24.7%               14.5%
Top 10 Equities                                        33.4%               26.3%
Number of Stocks                                          60                  84
Cash and Cash Equivalents                               1.0%                5.1%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Medical - Drugs                                        37.6%               32.0%
Medical Products                                        9.3%                3.5%
Medical - HMO                                           7.2%                4.2%
Medical - Biomedical and Genetic                        7.0%               14.9%
Medical - Hospitals                                     6.5%                  --

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Sanofi-Synthelabo S.A.                                  4.3%                1.9%
Baxter International, Inc.                              3.9%                1.2%
Biovail Corp. - New York Shares                         3.8%                2.5%
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                            3.8%                1.5%
Laboratory Corporation of
  America Holdings                                      3.7%                1.2%
American Home Products Corp.                            3.1%                2.5%
Pfizer, Inc.                                            2.9%                0.2%
St. Jude Medical, Inc.                                  2.8%                0.6%
Cytyc Corp.                                             2.7%                1.9%
Shire Pharmaceuticals Group PLC (ADR)                   2.4%                0.6%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($16,974) as compared to the S&P 500 Index ($8,926).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Since 12/31/98*
(24.26)%      20.53%

Janus Global Life Sciences Fund - $16,974

S&P 500 Index - $8,926

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 99.0%
Chemicals - Diversified - 1.1%
       913,164  Bayer A.G. ...................................  $     26,812,028

Chemicals - Specialty - 1.0%
     1,576,740  Symyx Technologies, Inc.*,# ..................        24,739,051

Diagnostic Equipment - 2.7%
     2,523,845  Cytyc Corp.*,# ...............................        66,175,216

Drug Delivery Systems - 2.2%
       805,490  Andrx Group, Inc.* ...........................        52,300,466

Health Care Cost Containment - 1.3%
       830,240  McKesson Corp. ...............................  $     30,710,578

Medical - Biomedical and Genetic - 7.0%
       718,000  Cellegy Pharmaceuticals, Inc.*,ss.,# .........         4,523,400
       668,810  Genentech, Inc.* .............................        34,945,322
       915,310  Genzyme Corp.* ...............................        49,380,974
       856,570  Immunomedics, Inc.* ..........................        15,675,231
       646,875  Immunomedics, Inc.*,ss. ......................        11,837,812
     1,351,140  Protein Design Labs, Inc.* ...................        44,601,131
       854,400  Third Wave Technologies, Inc.*,ss. ...........         7,561,440

                                                                     168,525,310

See Notes to Schedule of Investments.

2  Janus Global Life Sciences Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Medical - Drugs - 37.6%
       369,708  Altana A.G. ..................................  $     17,315,119
     1,326,130  American Home Products Corp. .................        74,037,838
       632,306  Aventis S.A. .................................        46,556,288
     1,958,535  Biovail Corp. - New York Shares* .............        92,560,364
       462,300  Bristol-Myers Squibb Co. .....................        24,709,935
       338,815  CIMA Labs, Inc.*,# ...........................        18,312,951
     1,620,000  Daiichi Pharmaceutical Co., Ltd. .............        38,049,916
       351,595  Eli Lilly and Co. ............................        26,897,017
     1,278,150  Ivax Corp.* ..................................        26,265,983
       752,025  Novo Nordisk S.A. ............................        30,516,176
        35,960  OSI Pharmaceuticals, Inc.* ...................         1,642,653
       915,955  OSI Pharmaceuticals, Inc.*,ss. ...............        41,840,824
     1,657,810  Pfizer, Inc. .................................        69,462,239
     1,519,800  Priority Healthcare Corp.* ...................        43,907,022
     1,558,797  Sanofi-Synthelabo S.A. .......................       102,839,623
     1,101,270  Sepracor, Inc.* ..............................        52,244,249
        39,747  Serono S.A. - Class B ........................        31,425,075
     1,306,175  Shire Pharmaceuticals Group PLC (ADR)*,** ....        58,386,023
    23,647,415  SkyePharma PLC*,** ...........................        18,405,913
     1,493,890  Teva Pharmaceutical Industries, Ltd. (ADR) ...        92,322,402

                                                                     907,697,610

Medical - Generic Drugs - 2.4%
     1,670,120  Pharmaceutical Resources, Inc.*,ss.,# ........        57,285,116

Medical - HMO - 7.2%
       539,210  Anthem, Inc.* ................................        22,582,115
     2,041,910  Oxford Health Plans, Inc.* ...................        48,107,400
       712,955  UnitedHealth Group, Inc. .....................        46,876,791
       498,260  Wellpoint Health Networks, Inc.* .............        55,600,833

                                                                     173,167,139

Medical - Hospitals - 6.5%
     1,265,645  HCA, Inc. ....................................        50,195,481
     2,523,010  Health Management Associates, Inc. - Class A*         49,173,465
       999,755  Tenet Healthcare Corp.* ......................        57,505,908

                                                                     156,874,854

Medical - Wholesale Drug Distributors - 3.6%
       549,895  AmerisourceBergen Corp.* .....................        34,951,326
       776,500  Cardinal Health, Inc. ........................        52,110,915

                                                                      87,062,241

Medical Instruments - 5.9%
     1,496,130  Biomet, Inc. .................................        45,631,965
       764,115  Medtronic, Inc. ..............................        30,793,834
       946,665  St. Jude Medical, Inc.* ......................        67,213,215

                                                                     143,639,014

Medical Labs and Testing Services - 3.7%
     1,026,060  Laboratory Corporation of America Holdings* ..        88,446,372

Medical Products - 9.3%
     1,947,540  Baxter International, Inc. ...................        94,202,510
       862,505  Becton, Dickinson and Co. ....................        30,877,679
       122,110  Cerus Corp.* .................................         5,608,512
       700,000  Cerus Corp.*,ss.,# ...........................        32,151,000
       500,760  Johnson & Johnson ............................        28,999,012
     6,036,000  Smith & Nephew PLC** .........................        33,949,794

                                                                     225,788,507

Retail - Drug Store - 1.1%
       800,515  Walgreen Co. .................................  $     25,920,676

Therapeutics - 6.4%
     1,773,055  Cell Therapeutics, Inc.*,# ...................        53,244,842
       302,490  CV Therapeutics, Inc.* .......................        11,930,206
       311,570  Gilead Sciences, Inc.* .......................        19,597,753
       816,426  ILEX Oncology, Inc.*,# .......................        21,316,883
       685,940  Neurogen Corp.*,# ............................        13,190,626
       400,745  NPS Pharmaceuticals, Inc.* ...................        14,478,917
       608,055  NPS Pharmaceuticals, Inc.*,ss. ...............        21,969,027

                                                                     155,728,254
--------------------------------------------------------------------------------
Total Common Stock (cost $2,151,888,568) .....................     2,390,872,432
--------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
$    8,400,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $8,400,614
                  collateralized by $9,424,720
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $8,568,011
                  (cost $8,400,000) ..........................         8,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,160,288,568) - 99.3% ........     2,399,272,432
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%         15,813,843
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  2,415,086,275
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              4.2%        $    100,121,804
Denmark                                             1.3%              30,516,176
France                                              6.2%             149,395,911
Germany                                             1.8%              44,127,147
Israel                                              3.9%              92,322,402
Japan                                               1.6%              38,049,916
Switzerland                                         1.3%              31,425,075
United Kingdom                                      4.6%             110,741,730
United States++                                    75.1%           1,802,572,271
--------------------------------------------------------------------------------
Total                                             100.0%        $  2,399,272,432

++Includes Short-Term Securities (74.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/9/01             9,300,000    $   13,526,850    $     (184,065)
British Pound 4/26/02             7,400,000        10,665,620          (211,840)
--------------------------------------------------------------------------------
Total                                          $   24,192,470    $     (395,905)

See Notes to Schedule of Investments.

                            Janus Global Life Sciences Fund  October 31, 2001  3

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  2,160,289

Investments at value                                                $  2,399,272
  Cash                                                                        --
  Receivables:
    Investments sold                                                      41,917
    Fund shares sold                                                         600
    Dividends                                                                419
    Interest                                                                   1
--------------------------------------------------------------------------------
Total Assets                                                           2,442,209
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                                       2,493
    Investments purchased                                                 19,568
    Fund shares repurchased                                                1,912
    Advisory fees                                                          1,356
    Transfer agent fees and expenses                                         671
  Accrued expenses                                                           727
  Forward currency contracts                                                 396
--------------------------------------------------------------------------------
Total Liabilities                                                         27,123
--------------------------------------------------------------------------------
Net Assets                                                          $  2,415,086
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          142,399

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      16.96
--------------------------------------------------------------------------------

See Notes to Financial Statements.

4  Janus Global Life Sciences Fund  October 31, 2001

Statement of Operations

For the fiscal year
ended October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      7,895
  Dividends                                                                9,857
  Foreign tax withheld                                                     (230)
--------------------------------------------------------------------------------
Total Investment Income                                                   17,522
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           19,226
  Transfer agent fees and expenses                                         6,599
  Registration fees                                                          264
  Postage and mailing expenses                                               399
  Custodian fees                                                             356
  Printing expenses                                                          549
  Audit fees                                                                  27
  Trustees' fees and expenses                                                 17
  Other expenses                                                              34
--------------------------------------------------------------------------------
Total Expenses                                                            27,471
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (551)
--------------------------------------------------------------------------------
Net Expenses                                                              26,920
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (9,398)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (451,473)
  Net realized gain/(loss) from foreign
    currency transactions                                                  3,437
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   (546,739)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (994,775)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(1,004,173)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                            Janus Global Life Sciences Fund  October 31, 2001  5

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                   2001            2000
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $    (9,398)    $      4,143
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (448,036)       (443,953)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (546,739)         742,803
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (1,004,173)         302,993
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --              --
  Dividends (in excess of net investment income)*                         (3,081)              --
  Net realized gain from investment transactions*                              --              --
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (3,081)              --
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             356,580       6,401,236
  Reinvested dividends and distributions                                    2,992              --
  Shares repurchased                                                  (1,204,690)     (2,781,207)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (845,118)       3,620,029
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (1,852,372)       3,923,022
Net Assets:
  Beginning of period                                                   4,267,458         344,436
-------------------------------------------------------------------------------------------------
  End of period                                                      $  2,415,086    $  4,267,458
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $  3,076,380    $  3,930,906
  Accumulated net investment income/(loss)*                                    --           3,081
  Accumulated net realized gain/(loss) from investments*                (899,887)       (451,861)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                         238,593         785,332
-------------------------------------------------------------------------------------------------
                                                                     $  2,415,086    $  4,267,458
-------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              19,062         295,536
  Reinvested distributions                                                    148              --
-------------------------------------------------------------------------------------------------
Total                                                                      19,210         295,536
-------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (67,232)       (133,896)
Net Increase/(Decrease) in Fund Shares                                   (48,022)         161,640
Shares Outstanding, Beginning of Period                                   190,421          28,781
-------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         142,399         190,421
-------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                            $  2,406,721    $  7,261,028
  Proceeds from sales of securities                                     3,069,083       3,788,206
  Purchases of long-term U.S. government obligations                           --              --
  Proceeds from sales of long-term U.S. government obligations                 --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6  Janus Global Life Sciences Fund  October 31, 2001

Financial Highlights

For a share outstanding during the
fiscal year or period ended October 31                         2001            2000         1999(2)

---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $       22.41   $       11.97   $       10.00
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   --             .02              --
  Net gain/(loss) on securities
    (both realized and unrealized)                           (5.43)           10.42            1.97
---------------------------------------------------------------------------------------------------
Total from Investment Operations                             (5.43)           10.44            1.97
---------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --              --              --
  Dividends (in excess of net investment income)*             (.02)              --              --
  Distributions (from capital gains)*                            --              --              --
---------------------------------------------------------------------------------------------------
Total Distributions                                           (.02)              --              --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $       16.96   $       22.41   $       11.97
---------------------------------------------------------------------------------------------------
Total Return**                                             (24.26)%          87.22%          19.70%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $   2,415,086   $   4,267,458   $     344,436
Average Net Assets for the Period (in thousands)      $   2,957,777   $   2,987,158   $     227,552
Ratio of Gross Expenses to Average Net Assets***(1)           0.93%           0.97%           1.21%
Ratio of Net Expenses to Average Net Assets***(1)             0.91%           0.94%           1.19%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.32)%           0.14%         (0.41)%
Portfolio Turnover Rate***                                      84%            147%            235%

(1)  See "Explanation of the Charts and Tables."
(2) Fiscal period from December 31, 1998 (inception) to October 31, 1999. *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                            Janus Global Life Sciences Fund  October 31, 2001  7

Notes to Schedule of Investments


*    Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
ss. Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                   Value as
                                  Acquisition    Acquisition         Fair           % of
                                     Date           Cost             Value        Net Assets
--------------------------------------------------------------------------------------------
Cellegy Pharmaceuticals, Inc.*      7/29/99     $  4,500,000     $  4,523,400        0.19%
Cerus Corp.*                        8/30/00       35,000,000       32,151,000        1.33%
Immunomedics, Inc.*                 2/18/00       11,990,000       11,837,812        0.49%
NPS Pharmaceuticals, Inc.*          4/19/00        7,296,660       21,969,027        0.91%
OSI Pharmaceuticals, Inc.*          2/25/00       17,000,000       41,840,824        1.73%
Pharmaceutical Resources, Inc.*      9/6/01       45,093,240       57,285,116        2.37%
Third Wave Technologies, Inc.       7/25/00        7,500,002        7,561,440        0.31%
                                                                 ---------------------------
                                                                 $177,168,619        7.33%
--------------------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held at October 31, 2001. The issuer incurs all registration costs.
*Shelf registration has occured as of October 31, 2001.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2001:

                                                    Purchases                  Sales             Realized     Dividend  Market Value
                                               Shares        Cost       Shares        Cost      Gain/(Loss)    Income    at 10/31/01
------------------------------------------------------------------------------------------------------------------------------------
Cell Therapeutics, Inc                         763,605  $ 35,651,733    436,855  $ 27,617,875  $(18,972,796)        --  $ 53,244,842
Cellegy Pharmaceuticals, Inc.                       --            --      2,000        12,500        (2,500)        --     4,523,400
Cerus Corp.                                         --            --         --            --            --         --    32,151,000
CIMA Labs, Inc.                                 93,865     5,459,323    588,910    18,009,637    19,116,317         --    18,312,951
Cytyc Corp.(1)                                 118,320     2,592,096  1,260,645    31,572,085    10,135,045         --    66,175,216
Data Critical Corp.                                 --            --    722,170    10,785,730    (9,150,542)        --            --
DUSA Pharmaceuticals, Inc. - New York Shares        --            --  1,068,895    30,576,283   (15,626,191)  $  1,099            --
ILEX Oncology, Inc.                            130,755     2,827,455  1,082,374    44,131,432   (26,961,458)        --    21,316,883
Neurogen Corp.                                 105,705     3,215,691    294,150    12,992,313    (6,847,721)        --    13,190,626
Pharmaceutical Resources, Inc.               1,670,120    45,093,240         --            --            --         --    57,285,116
Ribozyme Pharmaceuticals, Inc.                      --            --  1,514,130    38,878,851   (24,939,496)        --            --
Symyx Technologies, Inc.                       660,300    15,192,612    267,105    16,631,546   (12,638,507)        --    24,739,051
------------------------------------------------------------------------------------------------------------------------------------
                                                        $110,032,150             $231,208,252  $(85,887,849)  $  1,099  $290,939,085
------------------------------------------------------------------------------------------------------------------------------------

(1)  Adjusted for 3-for-1 stock split 3/5/01.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8  Janus Global Life Sciences Fund  October 31, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Global Life Sciences Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                            Janus Global Life Sciences Fund  October 31, 2001  9

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

10  Janus Global Life Sciences Fund  October 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the fiscal year ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                Fund
    Commissions                    Expense
       Paid*                      Reduction*                     DST Fees
--------------------------------------------------------------------------------
     $ 32,330                     $ 24,253                       $954,412
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                           Janus Global Life Sciences Fund  October 31, 2001  11

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

     Undistributed              Undistributed
     Net Investment             Net Realized                  Paid-In
         Income               Gains and Losses                Capital
--------------------------------------------------------------------------------
      $ 9,397,671               $    10,278                 $(9,407,949)
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2007 and October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss   Federal Tax    Unrealized      Unrealized           Net
   Carryovers          Cost      Appreciation   (Depreciation)     Appreciation
--------------------------------------------------------------------------------
 $(878,448,344)  $2,182,123,059  $399,660,334   $(182,510,961)     $217,149,373
--------------------------------------------------------------------------------

12  Janus Global Life Sciences Fund  October 31, 2001

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                           Janus Global Life Sciences Fund  October 31, 2001  13

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Global Life Sciences Fund  October 31, 2001

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Life Sciences Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

                           Janus Global Life Sciences Fund  October 31, 2001  15

Notes

16  Janus Global Life Sciences Fund  October 31, 2001

Notes

                           Janus Global Life Sciences Fund  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713


Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      GL59-12/01